Exhibit 99.1

P R E S S A N N O U N C E M E N T

Investor Contact:	Press Contact:
Brian Flanagan	Rick Lacroix
Progress Software	Progress Software
+1 781 280 4817	+1 781 280 4604
flanagan@progress.com	rlacroix@progress.com

Progress Software Reports 2014 Fiscal First Quarter Results

BEDFORD, MA, March 27, 2014 (BUSINESSWIRE) — Progress Software Corporation (NASDAQ: PRGS), a global software company that simplifies and enables the development, deployment and management of business applications, today announced results for its fiscal first quarter ended February 28, 2014.

Revenue from continuing operations was $74.5 million compared to $83.7 million in the same quarter last year, a year over year decrease of 11% on an actual currency basis and 10% on a constant currency basis.

Additional financial highlights included:

On a GAAP basis in the fiscal first quarter of 2014:

•	Income from operations was $14.0 million compared to $15.8 million in the same quarter last year;

•	Income from continuing operations was $11.1 million compared to $9.8 million in the same quarter last year;

•	Net income was $11.1 million compared to $31.1 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.21 compared to $0.17 in the same quarter last year.

On a non-GAAP basis in the fiscal first quarter of 2014:

•	Income from operations was $21.4 million compared to $21.6 million in the same quarter last year;

•	Operating margin was 29% compared to 26% in the same quarter last year;

•	Income from continuing operations was $14.6 million compared to $13.9 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.28 compared to $0.24 in the same quarter last year.

Phil Pead, president and CEO, Progress Software, said, “While our first quarter financial results fell short of our expectations, we remain confident in our strategy and in the value that our technologies provide to customers and partners. We continue to invest in our business as we review areas where we can improve our execution.  We remain committed to creating shareholder value and achieving our goal of becoming a leading PaaS and on-premise solutions provider.”

Other fiscal first quarter 2014 metrics and recent results included:

•	Cash, cash equivalents and short-term investments were $248.0 million;

•	Cash inflows from operations were $25.4 million compared to cash outflows from operations of $25.1 million in the same quarter in fiscal year 2013;

•	DSO was 71 days, compared to 65 days in the fiscal first quarter of 2013; and

•
Under the previously announced authorization by the Board of Directors to repurchase up to $100 million of common stock, the company has repurchased 0.4 million shares for $9.8 million as of February 28, 2014.

Business Outlook

Progress Software provides the following revised guidance for the fiscal year ending November 30, 2014:

•	Revenue is expected to be between $331 million and $338 million;

•	Non-GAAP earnings per share is expected to be between $1.37 and $1.43;

•	Non-GAAP operating margin is expected to be between 33% and 34%;

•	Free cash flow is expected to be between $79 million and $83 million; and

•	Non-GAAP effective tax rate is expected to be between 32% and 33%.

Progress Software provides the following guidance for the second fiscal quarter ending May 31, 2014:

•	Revenue is expected to be between $78 million and $80 million; and

•	Non-GAAP earnings per share is expected to be between $0.32 and $0.35.

Free cash flow is equal to cash flows from operating activities less purchases of property and equipment and capitalized software development costs.

Conference Call

The Progress Software quarterly investor conference call to review its fiscal first quarter of 2014 will be broadcast live at 5:00 p.m. ET on Thursday, March 27, 2014 and can be accessed on the investor relations section of the company’s website, located at www.progress.com. Additionally, you can listen to the call by telephone by dialing 1-888-364-3108, pass code 8316528. The conference call will include brief comments followed by questions and answers. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Legal Notice Regarding Non-GAAP Financial Information

Progress Software provides non-GAAP financial information as additional information for investors. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Progress Software believes that the non-GAAP results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management uses these non-GAAP results to compare the company's performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of non-GAAP adjustments to the company's GAAP financial results is included in the tables below. Additional information regarding the company's non-GAAP financial information is contained in the company's Current Report on Form 8-K furnished to the Securities and Exchange Commission in connection with this press release, which is available on the Progress website at www.progress.com within the investor relations section.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,”“expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates.

Forward-looking statements in this press release include, but are not limited to, statements regarding Progress's strategic plan; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress's business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Market acceptance of Progress’s strategy and product development initiatives; (2) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (3) Progress's ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy; (4)

Progress's ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (5) the continuing uncertainty in the U.S. and international economies, which could result in fewer sales of Progress's products and may otherwise harm Progress's business; (6) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (7) the receipt and shipment of new orders; (8) Progress's ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (9) the timely release of enhancements to Progress's products and customer acceptance of new products; (10) the positioning of Progress's products in its existing and new markets; (11) variations in the demand for professional services and technical support; (12) Progress's ability to penetrate international markets and manage its international operations; and (13) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress's business, please refer to Progress's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2013. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or in the cloud, on any platform or device, to any data source, with enhanced performance, minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Progress is a trademark or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(In thousands, except per share data)	February 28, 2014	February 28, 2013	% Change
Revenue:
Software licenses	$22,264	$29,907	(26)%
Maintenance and services	52,274	53,826	(3)%
Total revenue	74,538	83,733	(11)%
Costs of revenue:
Cost of software licenses	2,007	2,090	(4)%
Cost of maintenance and services	5,345	7,650	(30)%
Amortization of acquired intangibles	529	139	281%
Total costs of revenue	7,881	9,879	(20)%
Gross profit	66,657	73,854	(10)%
Operating expenses:
Sales and marketing	24,509	28,642	(14)%
Product development	15,113	13,622	11%
General and administrative	11,727	14,666	(20)%
Amortization of acquired intangibles	164	171	(4)%
Restructuring expenses	196	960	(80)%
Acquisition-related expenses	946	—	100%
Total operating expenses	52,655	58,061	(9)%
Income from operations	14,002	15,793	(11)%
Other income (expense), net	6	(548)	101%
Income from continuing operations before income taxes	14,008	15,245	(8)%
Provision for income taxes	2,908	5,432	(46)%
Income from continuing operations	11,100	9,813	13%
Income from discontinued operations, net	—	21,305	(100)%
Net income	$11,100	$31,118	(64)%

Earnings per share:
Basic:
Continuing operations	$0.22	$0.17	29%
Discontinued operations	—	0.37	(100)%
Net income per share	$0.22	$0.54	(59)%
Diluted:
Continuing operations	$0.21	$0.17	24%
Discontinued operations	—	0.36	(100)%
Net income per share	$0.21	$0.53	(60)%
Weighted average shares outstanding:
Basic	51,494	57,901	(11)%
Diluted	52,165	58,752	(11)%

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	February 28, 2014	November 30, 2013
Assets
Current assets:
Cash, cash equivalents and short-term investments	$248,049	$231,440
Accounts receivable, net	58,960	66,784
Other current assets	40,682	39,587
Total current assets	347,691	337,811
Property and equipment, net	60,871	57,030
Goodwill and intangible assets, net	233,442	234,236
Other assets	48,430	53,110
Total assets	$690,434	$682,187
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$55,652	$68,186
Short-term deferred revenue	106,482	96,393
Total current liabilities	162,134	164,579
Long-term deferred revenue	745	1,144
Other long-term liabilities	2,881	2,810
Shareholders’ equity:
Common stock and additional paid-in capital	208,771	205,307
Retained earnings	315,903	308,347
Total shareholders’ equity	524,674	513,654
Total liabilities and shareholders’ equity	$690,434	$682,187

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
(In thousands)	February 28, 2014	February 28, 2013
Cash flows from operating activities:
Net income	$11,100	$31,118
Depreciation and amortization	3,474	3,401
Stock-based compensation	5,545	4,906
Net gains on sales of dispositions	—	(35,106)
Other non-cash adjustments	(1,491)	(2,927)
Changes in operating assets and liabilities	6,796	(26,451)
Net cash flows from operating activities	25,424	(25,059)
Capital expenditures	(6,518)	(898)
Redemptions and sales of auction-rate-securities	—	25
Issuances of common stock, net of repurchases	(5,899)	(80,069)
Proceeds from divestitures, net	3,300	73,381
Other	302	(1,222)
Net change in cash, cash equivalents and short-term investments	16,609	(33,842)
Cash, cash equivalents and short-term investments, beginning of period	231,440	355,217
Cash, cash equivalents and short-term investments, end of period	$248,049	$321,375

SUPPLEMENTAL INFORMATION

Revenue from continuing operations by Type

(In thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
License	$29,907	$29,347	$25,666	$37,392	$22,264
Maintenance	51,456	50,419	49,752	51,230	50,181
Professional services	2,370	1,939	2,160	2,358	2,093
Total revenue	$83,733	$81,705	$77,578	$90,980	$74,538

Revenue from continuing operations by Region

(In thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
North America	$39,310	$37,540	$34,596	$42,833	$34,586
EMEA	32,548	33,481	32,315	35,256	29,315
Latin America	6,822	6,526	5,496	6,526	5,108
Asia Pacific	5,053	4,158	5,171	6,365	5,529
Total revenue	$83,733	$81,705	$77,578	$90,980	$74,538

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
(In thousands, except per share data)	February 28, 2014	February 28, 2013
GAAP income from operations	$14,002	$15,793
GAAP operating margin	19%	19%
Amortization of acquired intangibles	693	310
Stock-based compensation (1)	5,545	4,489
Restructuring expenses	196	960
Acquisition-related expenses	946	—
Total operating adjustments	7,380	5,759
Non-GAAP income from operations	$21,382	$21,552
Non-GAAP operating margin	29%	26%

GAAP income from continuing operations	$11,100	$9,813
Operating adjustments (from above)	7,380	5,759
Income tax adjustment	(3,926)	(1,705)
Total income from continuing operations adjustments	3,454	4,054
Non-GAAP income from continuing operations	$14,554	$13,867

GAAP diluted earnings per share from continuing operations	$0.21	$0.17
Income from continuing operations adjustments (from above)	0.07	0.07
Non-GAAP diluted earnings per share from continuing operations	$0.28	$0.24

Diluted weighted average shares outstanding	52,165	58,752

(1) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	$152	$209
Sales and marketing	1,199	1,039
Product development	1,353	1,463
General and administrative	2,841	1,778
Stock-based compensation from continuing operations	$5,545	$4,489

	Three Months Ended
(In thousands, except per share data)	February 28, 2014	February 28, 2013
GAAP costs of revenue	$7,881	$9,879
GAAP operating expenses	52,655	58,061
GAAP expenses	60,536	67,940
Operating adjustments (from above)	7,380	5,759
Non-GAAP expenses	$53,156	$62,181

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR FISCAL YEAR 2014 GUIDANCE
(Unaudited)

Fiscal Year 2014 Revenue Growth Guidance
	Fiscal Year Ended	Fiscal Year Ending
	November 30, 2013	November 30, 2014
(In millions)		Low	% Change	High	% Change
Total revenue	$334	$331	(1)%	$338	1%

Fiscal Year 2014 Non-GAAP Operating Margin Guidance
	Fiscal Year Ending November 30, 2014
(In millions)	Low	High
GAAP income from operations	$79.5	$82.8
GAAP operating margins	24%	24%
Stock-based compensation	25.0	25.0
Acquisition related expense	2.5	2.5
Amortization of intangibles	2.6	2.6
Restructuring expense	0.4	0.4
Total operating adjustments	30.5	30.5
Non-GAAP income from operations	$110.0	$113.3
Non-GAAP operating margin	33%	34%

Fiscal Year 2014 Non-GAAP Earnings per Share and Effective Tax Rate Guidance
	Fiscal Year Ending November 30, 2014
(In millions, except per share data)	Low	High
GAAP net income	$53.1	$55.6
Operating adjustments (from above)	30.5	30.5
Income tax adjustment (2)	(9.6)	(9.6)
Non-GAAP net income	$74.0	$76.5

GAAP diluted earnings per share	$0.98	$1.04
Non-GAAP diluted earnings per share	$1.37	$1.43

Diluted weighted average shares outstanding	54.0	53.5

(2) Tax adjustment is based on a non-GAAP effective tax rate of 33% for Low and 32% for High, calculated as follows:

Non-GAAP income from operations	$110.0	$113.3
Non-GAAP net income	74.0	76.5
Tax provision	36.0	36.8
Non-GAAP tax rate	33%	32%

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR Q2 2014 GUIDANCE
(Unaudited)

Q2 2014 Revenue Growth Guidance
	Three Months Ended	Three Months Ending
	May 31, 2013	May 31, 2014
(In millions)		Low	% Change	High	% Change
Total revenue	$81.7	$78.0	(5)%	$80.0	(2)%

Q2 2014 Non-GAAP Earnings per Share Guidance
	Three Months Ending May 31, 2014
	Low	High
GAAP diluted earnings per share	$0.20	$0.23
Stock-based compensation	0.13	0.13
Acquisition related expense	0.02	0.02
Amortization of intangibles	0.01	0.01
Total operating adjustments	0.16	0.16
Income tax adjustment	$(0.04)	$(0.04)
Non-GAAP diluted earnings per share	$0.32	$0.35